UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2004

                                   PHAZAR CORP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  --------------------------------------------
                 (State of other jurisdiction of incorporation)


           0-12866                                 75-1907070
     ----------------------             -------------------------------
    (Commission File Number)           (IRS Employer Identification No.)



          101 S.E. 25th Avenue Mineral Wells, Texas        76067
          -----------------------------------------      --------
          (Address of Principal Executive Officers)     (Zip Code)




   Registrant's telephone number, including area code:   (940) 325-3301
                                                         --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.  Termination of a Material Definitive Agreement.
            ----------------------------------------------

        On November 18, 2004, YDI Wireless, Inc. and Phazar Corp. issued a press release announcing that they had mutually agreed to terminate their contemplated merger effective November 18, 2004.

        In the merger termination agreement, YDI agreed to pay Phazar $100,000 and to transfer certain equipment to Phazar. In addition, in the merger termination agreement, YDI and Phazar released each other from obligations arising from or relating to the merger agreement, as amended to date.

        The foregoing description of the merger termination agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the merger termination agreement, a copy of which is filed as
Exhibit 2.1 hereto and is incorporated by reference. A copy of the November 18, 2004 press release is filed as Exhibit 99.1 and is incorporated by reference.

        As of November 18, 2004, YDI owned approximately 470,250 shares of Phazar common stock, which constituted approximately 20% of Phazar's common stock outstanding on that date.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------
      (c)  Exhibits


      See Exhibit Index.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PHAZAR CORP

Dated:  November 22, 2004                            By: /s/Clark D. Wraight
                                                         -------------------
                                                         Clark D. Wraight
                                                         Vice President




                                  EXHIBIT INDEX

Number             Title
------             -----
   2.1 Termination Agreement, dated as of November 18, 2004, by and among YDI Wireless, Inc., Stun Acquisition Corporation, and Phazar Corp.

  99.1        Press release dated November 18, 2004.


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